Investment in Limited Partnership	12 Months Ended
Dec. 31, 2023
Investment In Limited Partnership [Abstract]
INVESTMENT IN LIMITED PARTNERSHIP

Note 10 — INVESTMENT IN LIMITED PARTNERSHIP

During the year end December 31, 2020, the Group invested, as a limited partner, $15,962,799 (RMB101,724,531) into a Limited partnership (“LP”), which invests the funds in debt securities of private companies. Pursuant to the agreement, the LP’s investment in debt securities have a fixed interest rate of 8% for a term of 5 years. The interest is due on an annual basis. The Group values its investment in the LP using the equity method and classified it as long-term according to ASC Topic 323. On April 28, 2023, the Group revised the partnership agreement with the general partner to transfer all of its investment in the limited partnership to Tai’an Lakeshore Investment Co., Ltd, which is the minority limited partner. The purchase price was approximately $15,368,555 (RMB 106 million) in cash, which was paid on May 10, 2023. The disposition results in a gain from disposition of approximately $77,200 (approximately RMB 532 thousand). As of December 31, 2023, the carrying value of this investment was nill. As of December 31, 2022, the carrying value of this investment was $14,913,539, consisting of the principal balance of $14,748,671 and interest receivable of $164,868. For the year ended December 31, 2023, 2022 and 2021, the Group recognized investment income from this investment of $443,211, $837,861 and $892,308,, respectively. For the years ended December 31, 2023, 2022 and 2021, the Group received cash distributions of $528,612, $820,072 and $799,569, respectively. For the years ended December 31, 2023, 2022 and 2021, the Group did not recognize any impairment loss for the investment in the LP.